INSTRUMENT OF TRANSFER

FULING GLOBAL INC.
富岭环球有限公司

I/We, VANTAGE COSMO GLOBAL LIMITED 益宇環球有限公司 (Transferor)
of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.
in consideration of the sum of US$233,333
paid to me by (name in full) SUN ALLIANCE DEVELOPMENT LIMITED
(occupation) Corporation
of (full address) Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands
(hereinafter called "the said Transferee"), do hereby transfer to the said Transferee the
233333 shares numbered ______
standing in my name in the Register of **FULING GLOBAL INC. 富岭环球有限公司** to hold unto the said Transferee, her executors, administrators or assigns, subject to the conditions upon which I hold the same at the time of execution hereof. And I, the said Transferee, do hereby agree to take the said shares subject to the same conditions.

As witness our hands the ______ day of ______

Signed by the Transferor in the Presence of :

Name ______
Address ______
______

VANTAGE COSMO GLOBAL LIMITED
益宇環球有限公司
Transferor

Signed by the Transferee in the Presence of :

Name ______
Address ______
______

SUN ALLIANCE DEVELOPMENT LIMITED
Transferee